BB&T Capital Markets 22nd Annual Transportation Services Conference February 14, 2007

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We can give not assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Forward-Looking Statements

Company Overview North American leader in designing, manufacturing and marketing truck trailers and related transportation equipment Founded as a start-up in 1985; headquartered in Lafayette, IN In 2006, trailer production of nearly 60,000 units and over $1.3bn in sales Acquired Transcraft Corporation March 2006 Manufacturing locations: Lafayette, Indiana - Wabash main production facilities Harrison, Arkansas - Wabash wood products Anna, Illinois - Transcraft drop deck, customized trailers Mt. Sterling, Kentucky - Transcraft standardized flatbed trailers Extensive sales network, including factory direct, independent dealers and Wabash National Trailer Centers (includes 10 full-service company-owned branches).

Investment Highlights Solid trailer demand environment Market leadership with significant growth opportunities Superb brand recognition "Best-in-class" technology Broad customer base & long-standing relationships Extensive sales & distribution capabilities Strong balance sheet Upside profitability potential with ongoing initiatives Strong management team & culture Significantly union-free labor and no pension liability

Market leadership No. 1 in van trailers (27% market share in 2006) No. 1 in total trailer production (21% share in 2006) One of the two largest trailer manufacturers in North America in each of the last 15 years Best-known brands in the industry Transcraft EagleTM Recognized Leader in Trailer Industry

Comprehensive Product Offering

- **Product line:**

DuraPlate® Dry Vans



DuraPlate HD® Dry Vans



Refrigerated Vans



Pups



Flatbeds



Sheet & Post Dry Vans



RoadRailer® Intermodal



- **Innovations:**

LED Mini-Marker



EZ-7® Plug



WP Axle



DuraPlate Door®



SolarGuard Roof®



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Customer (Fleet) Situation Major fleets managing capacity to support pricing Driver shortage limits growth yet is the greatest catalyst for improved pricing Fleet y/y comparisons lower, but overall fleets are in strong financial shape Second half of '06 "soft," early softness in '07 Aggressive shipper price negotiations underway Some fleets deferring equipment decisions Potential for challenging 2007 for fleets

Trailer OEM Situation Anticipate cycle to continue through 2008 Late developing buying season as fleets finish pre-buy and negotiate new contracts Potential for some reduction in raw materials and components Pricing: OEM's work to recapture lost margin More composites entering market Flatbed's: Slowing housing market Slower market 1Q07. Overall, expected to be another good year.

Wabash National Situation ERP system stabilized - now need to optimize and extract value ALPHA much improved - achieved 20 units in one shift last week WNC defending DuraPlate patents Initiatives moving forward Continue Mid-market growth Strategic sourcing Strategic pricing Operations doing very well Seasonality affecting reported performance

Manufacturing Performance

Freight Tonnage Rebounds Though the index was down 3% y/y, comparisons are difficult due to the heavy freight activity in 2005 following hurricane Katrina. Industry capacity remains tight ATA's Truck Tonnage Index* (Seasonally Adjusted; 2000=100) Truck Tonnage 1/1/2000 107 2/1/2000 105.6 3/1/2000 98.8 4/1/2000 97.4 5/1/2000 99 6/1/2000 100 7/1/2000 98.4 8/1/2000 99.9 9/1/2000 98.2 10/1/2000 98.9 11/1/2000 99.1 12/1/2000 98 1/1/2001 99.6 2/1/2001 98.4 3/1/2001 99.2 4/1/2001 98.6 5/1/2001 100.6 6/1/2001 99.4 7/1/2001 100 8/1/2001 100.3 9/1/2001 99.7 10/1/2001 99.4 11/1/2001 99.1 12/1/2001 99.7 1/2/2002 100.4 2/2/2002 101 3/2/2002 101.6 4/2/2002 100.8 5/2/2002 102.6 6/2/2002 103.3 7/2/2002 104.3 8/2/2002 104.7 9/2/2002 105.8 10/2/2002 104.8 11/2/2002 106.2 12/2/2002 107.7 1/3/2003 106.1 2/3/2003 104.6 3/3/2003 106.1 4/3/2003 106 5/3/2003 105.3 6/3/2003 105.5 7/3/2003 106 8/3/2003 105.9 9/3/2003 106.8 10/3/2003 107.6 11/3/2003 109.4 12/3/2003 111.2 1/4/2004 111.4 2/4/2004 113.3 3/4/2004 111.6 4/4/2004 113.2 5/4/2004 113.7 6/4/2004 113.3 7/4/2004 114.3 8/4/2004 112.5 9/4/2004 112.6 10/4/2004 113.1 11/4/2004 113.7 12/4/2004 113.6 1/4/2005 121.9 2/4/2005 115.3 3/4/2005 113.1 4/4/2005 114.8 5/4/2005 114.5 6/4/2005 113.9 7/4/2005 115.2 8/4/2005 114.2 9/4/2005 115.1 10/4/2005 115.4 11/4/2005 117.1 12/4/2005 117.4 1/1/2006 118.5 2/1/2006 114.2 3/1/2006 110.4 4/1/2006 112.6 5/1/2006 113.1 6/1/2006 112.6 7/1/2006 113.3 8/1/2006 111.1 9/1/2006 112.9 10/1/2006 110.8 11/1/2006 106.8 12/1/2006 110.9 110.9 12/2006 1999 Peak = 108

Key Trailer Industry Indicators Trailer to truck build ratio far below historical average. Average age of public fleets' trailers continues to rise. Reasons include trailers lasting longer (e.g. DuraPlate) and fleets have been concentrating on truck pre-buys

Positive Industry Outlook 1999 2000 2001 2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E 2011E Class 8 Trucks 280722 206555 118682 148236 141429 216521 269408 296474 155968 209319 304614 150472 205904 Total Trailers 318788 275223 140100 142658 183162 235953 256091 277390 267518 273875 260860 270346 276786 Units Source: ACT Research U.S. Truck & Total Trailer Industry Shipments Class 8 Truck Total Trailers Trailer replacement and growth cycle expected to continue for the next couple years. Trailer Replacement Truck Replacement

Van Trailer Forecast Wabash's share of the van trailer market was 27% in 2006. More aggressive pricing strategy and ERP launch related issues main reasons for change. Source: Van projections based on ACT Research Dry Vans Wabash Market Share Reefers

Proprietary composite trailers offer several advantages vs. standardized equipment Longer trailer life Low maintenance cost Increased durability Enhanced trade in values Leader in Technological Innovation - DuraPlate(r) DuraPlate(r) Volume % of Total Units Significant additional share opportunity - estimated ~15% fleet penetration today Over 300k DuraPlate(r) trailers produced; >1 in 4 dry vans sold today is DuraPlate(r) DuraPlate replacement cycle is beginning. Reduced $: "Total Cost of Ownership" 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 East 7288 17983 36649 36755 24782 27275 30260 37371 41316 42831 West 15.1 29.5 52.5 55.5 78.2 78.6 81.02825 80 80 79

DuraPlate Market Growth Potential Tremendous upside potential. With the proven success of DuraPlate's market penetration, composite trailers' share of the dry van market will continue to grow Source: WNC Estimates Composite Market Upside Potential WNC Share

Truckload (TL) Carrier Customer Relationships 13 of the Top 20 TL Fleets are Wabash customers

LTL Truckload Carrier Customer Relationships 10 of the Top 20 LTL Fleets are Wabash customers

5 of the Top 10 Refrigerated Fleets are Wabash customers Refrigerated Carrier Customer Relationships

Non-Partner Partner East 0.38 0.62 Non-Partner Partner* Non-Partner Partner East 0.6 0.4 Non-Partner Partner East 0.67 0.33 2002 2004 2006 * Represents historic core customers. Changing Customer Base - Growing Presence in Mid-Market "Mid-Market" - Proven Growth Engine Focus on expanding our customer base.

US Off-Shore Spend 95 5 Today: $18mm from China $8mm from Germany $10mm from Mexico Lots of opportunity! Strategic Sourcing

Financial Highlights ($ in millions) 2003* 2004 2005 2006 Sales $829 $1,041 $1,214 $1,312 Gross Profit $ 67 $ 126 $ 135 $ 104 % Margin 8% 12% 11% 8% Operating Cash Flow $ 58 $ 57 $ 51 $ 52 CAPEX $ 7 $ 15 $ 31 $ 13 D&A $ 21 $ 19 $ 16 $ 21 Debt $227 $ 128 $ 126 $ 125 Cash $ 13 $ 42 $ 67 $ 30 Inventory, net $ 85 $ 95 $ 108 $ 133 * Note pro forma for effect of asset sale and refinancing ERP Start up Focus on execution and delivering results

Multiple Earnings Growth Catalysts Lengthening cycle Share gain/mid-market DuraPlate(r)/composite share growth Reefer momentum Continuous improvement - productivity Automated assembly lines Supply Chain - strategic sourcing ERP system optimization Product design standardization Acquisitions Process simplification Sales Gross Margin SG&A Capacity available Income Statement Catalysts

Next 5 Years – Our Commitment

- Value Creation
  - Through tactical execution
- Operational Excellence
  - Technology leadership
  - Quality leadership
  - Cost optimization
- Product Innovation
  - Incubator
  - Next "DuraPlate"
- Customer Focus
  - Diversification
  - Service
- People Development
  - Bench strength
  - Training
- Growth
  - Organic
  - Acquisition

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